INCOME TAXES	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
7 — INCOME TAXES

The provision (benefit) for income taxes consists of the following:

December 31,
	2012	2011
Current tax provision
Federal	$—	$—
State	—	—
	—	—
Deferred tax provision
Federal	—	—
State	—	—
	—	—
Income tax provision	$—	$—

A reconciliation of the statutory tax rate to the effective tax rate is as follows:

	December 31,
	2012	2011
Statutory Federal income tax (benefit) rate	(35)%	(35)%
State and local taxes net of Federal (benefit)	(3.63)%	(3.63)%
Permanent differences	1.62%	2.59%
Valuation allowance	37.01%	36.04%
Effective tax rate	0%	0%

There were no significant uncertain tax positions taken, or expected to be taken, in a tax return that would be determined to be an unrecognized tax benefit taken or expected to be taken in a tax return that should have been recorded on the Company’s financial statements for the years ended December 31, 2012 or 2011.

Deferred income taxes reflect the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial accounting purposes and the amounts used for income tax reporting. Significant components of the Company’s deferred tax assets are as follows:

	December 31,
	2012	2011
Deferred tax assets
Net operating loss carryforwards	$42,848,000	$36,666,000
Research and development tax credit carryforwards	1,186,000	1,186,000
Accrued expenses	1,017,000	531,000
Total deferred tax asset	45,051,000	38,383,000
Valuation allowance	(45,051,000)	(38,383,000)
	$—	$—

Net operating losses (“NOL”) of approximately $110.9 million will expire beginning in 2027 for federal and state purposes. The Company also has research and development credits of approximately $1.2 million which will begin to expire in 2027.

Realization of the NOL carryforwards and other deferred tax temporary differences is contingent on future taxable earnings. The Company’s deferred tax asset was reviewed for expected utilization using a “more likely than not” approach by assessing the available positive and negative evidence surrounding its recoverability. Accordingly, a valuation allowance has been recorded against the Company’s deferred tax asset, as it was determined based upon past and present losses that it was “more likely than not” that the Company’s deferred tax assets would not be realized. The valuation allowance was increased to the full carrying amount of the Company’s deferred tax assets. In future years, if the deferred tax assets are determined by management to be “more likely than not” to be realized, the recognized tax benefits relating to the reversal of the valuation allowance as of December 31, 2012 will be recorded. The Company will continue to assess and evaluate strategies that will enable the deferred tax asset, or portion thereof, to be utilized, and will reduce the valuation allowance appropriately as such time when it is determined that the “more likely than not” criteria is satisfied The federal and state tax returns for the years ending December 31, 2009, 2010 and 2011 are currently open.